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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


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                         DATE OF REPORT: APRIL 18, 2001
                       (DATE OF EARLIEST EVENT REPORTED)


                       COMMISSION FILE NUMBER ______________


                           HANMI FINANCIAL CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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                   DELAWARE                          95-4788120

          (STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)       IDENTIFICATION NUMBER)

            3660 WILSHIRE BOULEVARD SUITE PH-A LOS ANGELES, CA 90010
                                    (213) 382-2200

         (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

        Letter from Deloitte & Touche, LLP

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           HANMI FINANCIAL CORPORATION



                                           By: /s/ YONG KU CHOE
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                                                   Yong Ku Choe,
                                                   Senior Vice President and
                                                   Chief Financial Officer